Exhibit 10.37

FIFTEENTH AMENDMENT TO REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT

THIS FIFTEENTH AMENDMENT TO REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT (this “Fifteenth Amendment”) is entered into as of December 19, 2025, as defined below, by and among TOTALSTONE, LLC, a Delaware limited liability company (“TotalStone”), NORTHEAST MASONRY DISTRIBUTORS, LLC (f/k/a NEM Purchaser, LLC), a Delaware limited liability company (“Northeast”), TOTALSTONE PROPERTIES, LLC, a Delaware limited liability company (“Properties”), CS PURCHASE HOLDINGS LLC, a Delaware limited liability company (“CS Purchase”), CAROLINA STONE HOLDINGS, LLC, a Delaware limited liability company (“Carolina Holdings”), and CAROLINA STONE DISTRIBUTORS, LLC, a Delaware limited liability company (“Carolina Distributors,” collectively with CS Purchase, Carolina Holdings (“CSP” , and collectively with TotalStone, Northeast, Properties, CS Purchase, and Carolina Holdings, the “Borrower”), and BEACON BANK & TRUST (successor by merger to BERKSHIRE BANK), a Massachusetts chartered trust company (“Lender”).

RECITALS

Whereas, the Borrower and Lender entered into a certain Revolving Credit, Term Loan and Security Agreement dated December 20, 2017 (as amended, replaced, restated, modified and/or extended from time to time, inclusive of the First Amendment and the Fourteenth Amendment (the “Loan Agreement”);

Whereas, Borrower has requested and Lender has agreed to modify the terms of the Loan Agreement as set forth in this Fifteenth Amendment;

Whereas, Borrower and Lender have agreed that in the event of any conflict between the terms and conditions set forth in this Fifteenth Amendment and those in the Loan Documents, the terms and conditions set forth in this Fifteenth Amendment shall control; and

Now, therefore, in consideration of the Lender’s continued extension of credit and the agreements contained herein, the parties agree as follows:

AGREEMENT

1)	ACKNOWLEDGMENT OF BALANCE. Borrower acknowledges that the most recent statement of account sent to the Borrower with respect to the Obligations is correct.

2)	MODIFICATIONS AND NEW DEFINITIONS. The Loan Agreement be and hereby is modified as follows:

(a)	The following definitions are hereby modified or added to Section 1.2 in of the Loan Agreement in alphabetical order to read in their entirety as follows:

“Maturity Date” shall mean June 19, 2026.

“Fifteenth Amendment” shall mean the Fifteenth Amendment to the Revolving Credit, Term Loan and Security Agreement by and among the Borrower and the Lender dated as of the Fifteenth Amendment Effective Date.

“Fifteenth Amendment Effective Date” shall mean the date of satisfaction of all the preconditions set forth in Section 8 of this Fifteenth Amendment.

3)	FINANCIAL COVENANTS. Section 6.5 of the Loan Agreement is hereby amended in its entirety to provide as follows:

6.5	Financial Covenants.

(a)

Cash Flow Coverage Ratio. Cause to be maintained, at all times, a Cash Flow Coverage Ratio of not less than 1.15 to 1.00, tested for the trailing nine (9) month period ending December 31, 2025 and a twelve (12) month trailing period ending March 31, 2026 and each quarter thereafter. Borrower may add back to EBITDA the non-recurring transaction expenses incurred in acquiring CSP for both of the stated test periods;

(b)	Minimum Tangible Net Worth. Cause to be maintained a Tangible Net Worth for the period ending December 31, 2025 of not less than $1,250,000.00.

4)

BORROWING BASE. Subject to a field exam satisfactory to the Lender in its own discretion, Borrower may include in its Borrowing Base the assets of Continental Stone Industries Inc. acquired by TotalStone that are otherwise eligible under the Loan Agreement to be included in the Borrowing Base.

5)

ACQUISITION. Lender acknowledges that on December 1, 2025 Capstone Holding Corp. indirectly acquired Canadian Stone Industries, a Canadian based distributor of stone veneer, and certain related entities, which as of the Effective Date are each a separate and distinct and affiliated entity to TotalStone and was separate from TotalStone’s acquisition of assets from Continental Stone Industries Inc.

6)

AMENDMENT FEE. In consideration of Lender entering into this Fifteenth Amendment and agreeing to amend the terms and conditions of the Loan Agreement as provided herein, the Borrower shall pay to the Lender a non-refundable, irrevocable, duly earned and payable fee (which shall be deemed fully earned as of the Fifteenth Amendment Effective Date) in the amount of Five Thousand ($5,000), which shall be paid by Borrower to Lender on the Fifteenth Amendment Effective Date.

7)	ACKNOWLEDGMENTS BY BORROWER. Borrower acknowledges and represents that:

(a)	the Loan Agreement and the Other Documents, as amended hereby, are in full force and effect without any defense, claim, counterclaim, right or claim of set-off;

(b)	to the best of its knowledge, no default by the Lender in the performance of their duties under the Loan Agreement or the Other Documents has occurred;

(c)

all representations and warranties of the Borrower contained herein, in the Loan Agreement and in the Other Documents are true and correct in all material respects as of this date, except for any representation or warranty that specifically refers to an earlier date;

(d)	Borrower has taken all necessary action to authorize the execution and delivery of this Fifteenth Amendment;

(e)	Borrower shall pay an amendment fee in the amount of $5,000 (“Amendment Fee”) which is fully earned upon the Effective Date and which Lender may charge to the Borrower’s loan account; and

(f)	this Fifteenth Amendment is a modification of an existing obligation and is not a novation.

8)	PRECONDITIONS. As preconditions to the effectiveness of any of the modifications, contained herein:

(a)	provide the Lender with this Fifteenth Amendment and the Board Consent, each properly executed;

(b)	the Borrower shall pay all reasonable and documented legal fees to Mandelbaum Barrett PC incurred by the Lender in entering into this Fifteenth Amendment; and

(c)	pay to the Lender the amendment fee described in Section 3(e) of this Fifteenth Amendment.

9)

MISCELLANEOUS. This Fifteenth Amendment shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts, without reference to that state’s conflicts of law principles. This Fifteenth Amendment, the Loan Agreement and the Other Documents constitute the sole agreement of the parties with respect to the subject matter thereof and supersede all oral negotiations and prior writings with respect to the subject matter thereof. No amendment of this Fifteenth Amendment, and no waiver of any one or more of the provisions hereof shall be effective unless set forth in writing and signed by the parties hereto. The illegality, unenforceability or inconsistency of any provision of this Fifteenth Amendment shall not in any way affect or impair the legality, enforceability or consistency of the remaining provisions of this Fifteenth Amendment, the Loan Agreement or the Other Documents. This Fifteenth Amendment may be executed in any number of counterparts, each of which when executed and delivered (in original or by facsimile or other electronic means such as PDF) shall be deemed an original and all of which together shall constitute one and the same instrument.

10)

DEFINITIONS. The terms used herein and not otherwise defined or modified herein shall have the meanings ascribed to them in the Loan Agreement. The terms used herein and not otherwise defined or modified herein or defined in the Loan Agreement shall have the meanings ascribed to them by the Uniform Commercial Code as enacted in Commonwealth of Massachusetts.

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IN WITNESS WHEREOF, the undersigned have signed and sealed this Fifteenth Amendment the day and year first above written.

TOTALSTONE, LLC

By:	/s/ Matthew Lipman
Name: Matthew Lipman
Title Manager

NORTHEAST MASONRY DISTRIBUTORS, LLC (f/k/a NEM Purchaser, LLC)

By:	TotalStone, LLC, its Managing Member

By:	/s/ Matthew Lipman
Name: Matthew Lipman
Title Manager

TOTALSTONE PROPERTIES, LLC

By:	TotalStone, LLC, its Managing Member

By:	/s/ Matthew Lipman
Name: Matthew Lipman
Title Manager

CS PURCHASE HOLDINGS LLC

By:	/s/ Matthew Lipman
Name: Matthew Lipman
Title: Secretary

[Signatures Continue on the Next Page]

[Signature Page – Fifteenth Amendment To Revolving Credit Term Loan And Security Agreement]

CAROLINA STONE HOLDINGS, LLC

By:	/s/ Matthew Lipman
Name: Matthew Lipman
Title: Secretary

CAROLINA STONE DISTRIBUTORS, LLC

By:	/s/ Matthew Lipman
Name: Matthew Lipman
Title: Secretary

BEACON BANK & TRUST, (successor by
Merger to BERKSHIRE BANK) a Massachusetts
chartered trust company, as Lender

By:	/s/ Ben Garcia
Name: Ben Garcia
Title: Senior Vice President

[Signature Page – Fifteenth Amendment To Revolving Credit Term Loan And Security Agreement]